UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    February 17,
                    2006 (February 15, 2006)

                  Digital Lifestyles Group Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                            Delaware
         (State or Other Jurisdiction of Incorporation)

           000-27828                       13-3779546
    (Commission File Number)   (IRS Employer Identification No.)


727 Brea Canyon Road #6, Walnut, CA                  91789
(Address of Principal Executive Offices)           (Zip Code)

                         (909) 869-0595
      (Registrant's Telephone Number, Including Area Code)

                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

<PAGE 1>

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2005, on December 8, 2005, Digital Lifestyles Group Inc., (the "Company'), entered into a Letter Agreement with Laurus Master Funds, L.P, ("Laurus"), the Company's largest secured creditor. On February 15, 2006, the Company and Laurus agreed to a good faith extension of the dates originally set forth in the Letter Agreement from February 15, 2006 to March 1, 2006 in Section 1 and February 20, 2006 to March 5, 2006 in Section 6. A copy of the extension letter is attached hereto as Exhibit 10.1 and incorporated by reference into this Current Report on Form 8-K. In addition, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference into this Current Report on Form 8-K.


ITEM 9.01 Financial Statements and Exhibits

(c)  Exhibits.

Exhibit
Number              Description

Exhibit 10.1        Letter Agreement dated February 15, 2006

Exhibit 99.1        Press Release dated February 16, 2006

<PAGE 2>

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DIGITAL LIFESTYLES GROUP, INC.
                              (Registrant)

Date:  February 17, 2006      By:  /s/ Andy Teng
                                   Andy Teng
                                   Chief  Executive  Officer  and
                              Director

<PAGE 3>

                          Exhibit Index

Exhibit
Number              Description

Exhibit 10.1        Letter Agreement dated February 15, 2006

Exhibit 99.1        Press Release dated February 16, 2006

<PAGE 4>

<END>